SECURITIES AND EXCHANGE COMMISSION

                                             Washington, D.C. 20549


                                                    FORM 8-K

                                                 CURRENT REPORT

                                       Pursuant to Section 13 or 15(d) of
                                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              January 28, 2003
                                                             ----------------


                                               BASIC ENERGY, INC.
                        (Exact name of registrant as specified in its charter)


                                                      Utah
                                 (State or other jurisdiction of incorporation)


         0-27849                                                    00-1748413
(Commission File Number)                      (IRS Employer Identification No.)


24351 Pasto Road, Suite B, Dana Point, California                       92629
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:              (949) 489-2400

Item 1.       Change in Control of Registrant.
Item 2.       Acquisition or Disposition of Assets.

              On January 28, 2003, Basic Energy, Inc. (the "Registrant") acquired Skyframes, Inc., a Texas corporation ("Skyframes") pursuant to an Exchange Agreement (the "Agreement"), dated as of January 28, 2003.

              The Registrant acquired all of the outstanding shares of Common Stock of Skyframes, in exchange for 8,500,000 shares of the Registrant's Common Stock. In addition, the Company issued 150,000 shares for cash received by Skyframes at $.50 per share (all numbers give effect to a 1 for 100 reverse stock split). As a result, there are approximately 8,734,641 shares outstanding.

              Pursuant to the Agreement, the officers and directors of the Registrant resigned and new individuals were elected to the Board of Directors, as set forth below.

              The names of the current directors and executive officers of the Registrant and holders of more than 5% of the outstanding shares of common stock and the number of shares held and the percentage of the total issued and outstanding Common Stock (the only voting security) of the Registrant owned by each of them are as follows.

                                                                        Number                     Percentage
                                                                       of Shares                    of Shares
   Name                         Office                                   Owned                        Owned

Chester A. Noblett, Jr.

Chairman (1)                                                             2,500,000                       28.6%

James France
President and Director        500,000                                         5.7%

JJ Fin
Chief Technical Officer1,200,000                                             13.7%

All officers
  and directors
  as a group
  (3 persons)                                                            4,200,000                       48.1%

(1) Mr. Noblett beneficially owns these shares which are held in trust by the law firm of Pierson & Behr, Arlington, Texas. A principal of such firm, Gary Pierson, also owns 250,000 shares.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

              (a)(b) The required financial statements and pro forma financial information is attached hereto.

              (c)        Exhibits

                         2.      Plan of acquisition, reorganization,
 arrangement, liquidation or
                                 succession.

                                 2.1.     Exchange Agreement dated January 28,
 2003, between the
                                          Registrant and Skyframes, Inc.

                                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 3, 2003                               BASIC ENERGY, INC.



                                                 By: /s/ Chester L. Noblett, Jr.
                                                       Chester L. Noblett, Jr.
                                    Chairman

                                 SKYFRAMES, INC.
                          (Formerly CyberVillage, Inc.)
                          [A Development Stage Company]

                              FINANCIAL STATEMENTS

                                 AUGUST 31, 2002



                                 SKYFRAMES, INC.
                          (Formerly CyberVillage, Inc.)
                          [A Development Stage Company]




                                    CONTENTS

                                                                                                        PAGE

               --     Independent Auditors' Report                                                            1


              --     Balance Sheet, August 31, 2002                                                          2


               --     Statement of Operations, from inception
                         on May 24, 2002 through August 31, 2002                                             3

               -     Statement of Stockholders' Equity (Deficit),
                         from inception on May 24, 2002 through
                         August 31, 2002                                                                     4


               --     Statement of Cash Flows, from inception
                         on May 24, 2002 through August 31, 2002                                             5


              --     Notes to Financial Statements                                                      6 - 10


                                           INDEPENDENT AUDITORS' REPORT


Board of Directors SKYFRAMES, INC.
(Formerly CyberVillage, Inc.)
Dana Point, California

We have audited the accompanying balance sheet of SkyFrames, Inc. (formerly CyberVillage, Inc.) [a development stage company] at August 31, 2002, and the related statements of operations, stockholders' equity (deficit) and cash flows for the period from inception on May 24, 2002 through August 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements audited by us present fairly, in all material respects, the financial position of SkyFrames, Inc. (formerly CyberVillage, Inc.) [a development stage company] as of August 31, 2002, and the results of its operations and its cash flows for the period from inception on May 24, 2002 through August 31, 2002, in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 7 to the financial statements, the Company was just recently formed, has current liabilities in excess of current assets and has incurred losses since its inception. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans in regards to these matters are also described in
Note 7. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.


Pritchett, Siler & Hardy, P.C.

October 18, 2002
Salt Lake City, Utah



                                 SKYFRAMES, INC.
                          (Formerly CyberVillage, Inc.)
                          [A Development Stage Company]

                                  BALANCE SHEET


                                     ASSETS

                                                                                                    August 31,
                                                                                                       2002


CURRENT ASSETS:
       Cash                                                                                     $               -


             Total Current Assets                                                                               -

PROPERTY AND EQUIPMENT, net                                                                                    67


                                                                                                               67




                                  LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
       Accounts payable                                                                         $             190
       Advances from a related party                                                                        3,912
       Accrued payroll and payroll taxes - related party                                                   55,526


             Total Current Liabilities                                                                     59,628



STOCKHOLDERS' EQUITY (DEFICIT):
       Common stock, no par value,
             100,000 shares authorized,
             85,000 shares issued and outstanding                                                          51,063
       Deficit accumulated during the
             development stage                                                                          (110,624)


             Total Stockholders' Equity (Deficit)                                                        (59,561)



                                                                                                $              67



















                     The accompanying notes are an integral part of this financial statement.


                                                  SKYFRAMES, INC.
                                           (Formerly CyberVillage, Inc.)
                                           [A Development Stage Company]

                                              STATEMENT OF OPERATIONS


                                                                                                  From Inception
                                                                                                  on May 24, 2002
                                                                                                      Through
                                                                                                  August 31, 2002



REVENUE                                                                                         $               -

OPERATING EXPENSES:
       General and administrative                                                                         110,624



LOSS BEFORE INCOME TAXES                                                                                (110,624)

CURRENT TAX EXPENSE                                                                                             -

DEFERRED TAX EXPENSE                                                                                            -



NET LOSS           $                                                                            (110,624)



LOSS PER COMMON SHARE                                                                           $          (2.64)

























                     The accompanying notes are an integral part of this financial statement.




                                                  SKYFRAMES, INC.
                                           (Formerly CyberVillage, Inc.)
                                           [A Development Stage Company]

                                    STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

                                    FROM THE DATE OF INCEPTION ON MAY 24, 2002

                                              THROUGH AUGUST 31, 2002


                                                                                                        Deficit
                                                                                                      Accumulated
                                                                              Common Stock            During the
                                                                                                      Development
                                                                          Shares          Amount         Stage


BALANCE, May 24, 2002                                                             -   $           -  $           -

Issued 25,000 shares of common stock for payment of
     organization costs of $5,000, or $.20 per share, May 2002               25,000           5,000              -

Issued 60,000 shares of common stock for  computers and related  equipment of $0 and for payment of related party
     advances of $46,063, or $.767714 per share, August 2002                 60,000          46,063              -

Net loss for the period ended August 31, 2002                                     -               -      (110,624)


BALANCE, August 31, 2002                                                     85,000   $      51,063  $   (110,624)
























                     The accompanying notes are an integral part of this financial statement.




                                                  SKYFRAMES, INC.
                                           (Formerly CyberVillage, Inc.)
                                           [A Development Stage Company]

                                              STATEMENT OF CASH FLOWS

                                                                                                  From Inception
                                                                                                  on May 24, 2002
                                                                                                      Through
                                                                                                  August 31, 2002


Cash Flows From Operating Activities:
Net loss                                                                                        $       (110,624)
Adjustments to reconcile net loss to net cash used by
       operating activities:
Depreciation                                                                                  63
Non-cash expenses paid by issuing common stock                                                              5,000
Changes in assets and liabilities:
Increase in accounts payable                                                                                  190
Increase in accrued payroll and payroll taxes - related party                                              55,526



Net Cash (Used) by Operating Activities                                                                  (49,845)


Cash Flows From Investing Activities:
       Payments for property and equipment                                                                  (130)


             Net Cash (Used) by Investing Activities                                                        (130)


Cash Flows From Financing Activities:
       Advances from a related party                                                                       49,975


       Net Cash Provided by Financing Activities                                                           49,975


Net Increase (Decrease) in Cash                                                                                 -

Cash at Beginning of the Year                                                                                   -


Cash at End of the Year                                                                         $               -


Supplemental Disclosures of Cash Flow Information:

       Cash paid during the period for:
       Interest                                                                                 $               -
       Income taxes                                                                             $               -

Supplemental Schedule of Noncash Investing and Financing Activities:

       From inception on May 24, 2002 through August 31, 2002:

             On August 3, 2002, the Company issued 60,000 shares of common stock for computers and related equipment with a carryover basis of $0 and for payment of related party advances of $46,063.

             On May 24, 2002, the Company issued 25,000 shares of common stock for payment of organization costs of $5,000.

             The accompanying notes are an integral part of this financial statement.

                                                  SKYFRAMES, INC.
                                           (Formerly CyberVillage, Inc.)
                                           [A Development Stage Company]

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Organization - SkyFrames, Inc. ("the Company") was organized under the laws of the State of Texas on May 24, 2002 as CyberVillage, Inc. On July 25, 2002, the Company changed its name from CyberVillage, Inc. to SkyFrames, Inc.. The Company has not yet generated any revenues from its planned principal operations and is considered a development stage company as defined in Statement of Financial Accounting Standards No.
         7. The Company plans to provide high-speed information access using satellites. The Company has, at the present time, not paid any dividends and any dividends that may be paid in the future will depend upon the financial requirements of the Company and other relevant factors.

         On August 31, 2002, the Company was acquired by Helsinki Capital Partners, Inc. ("HCP") pursuant to an Exchange Agreement signed August 3, 2002. The agreement called for HCP to issue 8,500,000 post-split shares of common stock to the shareholders of the Company for all 85,000 outstanding shares of the Company's common stock wherein the Company became a wholly-owned subsidiary of HCP.

         Fiscal Year - The Company's fiscal year-end is March 31st.

         Cash and Cash Equivalents - The Company considers all highly liquid debt investments purchased with a maturity of three months or less to be cash equivalents.

         Property and Equipment - Property and equipment are stated at cost or at the shareholder's carryover basis. Expenditures for repairs and maintenance are charged to operating expense as incurred. Expenditures for additions and betterments that extend the useful lives of property and equipment are capitalized, upon being placed in service. When assets are sold or otherwise disposed of, the cost and related accumulated depreciation or amortization is removed from the accounts and any resulting gain or loss is included in operations. Depreciation is computed using the straight-line method over the estimated useful lives of the assets of three months to three years.

         Website Costs - The Company has adopted the provisions of Emerging Issues Task Force 00-2, "Accounting for Web Site Development Costs." Costs incurred in the planning stage of a website are expensed as research and development while costs incurred in the development stage are capitalized and amortized over the life of the asset, estimated to be three months. As of August 31, 2002, the Company has capitalized a total of $130 of website costs. The Company did not incur any planning costs and did not record any research and development costs for the period from inception on May 24, 2002 through August 31, 2002.

         Organization Costs - Organization costs, which reflect amounts expended to organize the Company, were expensed as incurred.

         Loss Per Share - The computation of loss per share is based on the weighted average number of shares outstanding during the period presented in accordance with Statement of Financial Accounting Standards No. 128 [See Note 8].

                                                  SKYFRAMES, INC.
                                           (Formerly CyberVillage, Inc.)
                                           [A Development Stage Company]

                                           NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [Continued]

         Accounting Estimates - The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimated by management.

         Recently Enacted Accounting Standards - Statement of Financial Accounting Standards ("SFAS") No.
         141, "Business Combinations", SFAS No. 142, "Goodwill and Other Intangible Assets", SFAS No. 143,
         "Accounting for Asset Retirement Obligations", SFAS No. 144, "Accounting for the Impairment or Disposal
         of Long-Lived Assets", SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment
         of FASB Statement No. 13, and Technical Corrections", SFAS No. 146, "Accounting for Costs Associated
         with Exit or Disposal Activities", and SFAS No. 147, "Acquisitions of Certain Financial Institutions - an
         Amendment of FASB Statements No. 72 and 144 and FASB Interpretation No. 9", were recently issued.
         SFAS No. 141, 142, 143, 144, 145, 146 and 147 have no current applicability to the Company or their effect on the financial statements would not have been significant.

NOTE 2 - EXCHANGE AGREEMENT

         On August 31, 2002, the Company was acquired by Helsinki Capital Partners, Inc. ("HCP") pursuant to an Exchange Agreement signed August 3, 2002. The agreement called for HCP to issue 8,500,000 post-split shares of common stock to the shareholders of the Company for all 85,000 outstanding shares of the Company's common stock. The agreement also called for HCP to effect a 1.5-for-1 forward stock split. On August 31, 2002, as part of the agreement, HCP converted its two convertible notes payable into 1,733,250 post-split shares of common stock and $351 that HCP owed on the two convertible notes payable was forgiven. No transactions have been recorded in the accompanying financial statements as a result of the Exchange Agreement, thus, the accompanying financial statements reflect the condition of the Company just prior to acquisition.

NOTE 3 - PROPERTY AND EQUIPMENT

         The  following  is a  summary  of  property  and  equipment  at cost or carryover basis, less accumulated depreciation as of:
                                                                                                     August 31,
                                                                                                        2002


    Computers and related equipment                                                               $             -
    Website                                                                                                   130
    Less: accumulated depreciation                                                                           (63)


                                                                                                  $            67



         Depreciation expense for the period from inception on May 24, 2002 through August 31, 2002 amounted to $63.

                                                  SKYFRAMES, INC.
                                           (Formerly CyberVillage, Inc.)
                                           [A Development Stage Company]

                                           NOTES TO FINANCIAL STATEMENTS

NOTE 4 - CAPITAL STOCK

         Common Stock - The Company has authorized 100,000 shares of common stock with no par value. The Company's Articles of Incorporation require the prior written consent of the Company's Board of Directors before a shareholder can sell or transfer shares of stock that would result in an increase to the total number of shareholders. The Company's Articles of Incorporation require at least 10 days notice to the Company's Board of Directors before a shareholder may sell, transfer, pledge, mortgage, hypothecate or otherwise encumber shares of stock.

         In May 2002, in connection with its organization, the Company issued 25,000 shares of its previously authorized but unissued common stock. The shares were issued for payment of organization costs of $5,000 (or $.20 per share).

         In August 2002, the Company issued 60,000 shares of its previously authorized but unissued common stock. The shares were issued for computers and related equipment recorded at the carryover basis of $0 and for payment of related party advances of $46,063 (or $.767714 per share). This issuance resulted in a change in control of the Company.

NOTE 5 - INCOME TAXES

         The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes". SFAS No. 109 requires the Company to provide a net deferred tax asset/liability equal to the expected future tax benefit/expense of temporary reporting differences between book and tax accounting methods and any available operating loss or tax credit carryforwards. At August 31, 2002, the Company has available unused operating loss carryforwards of approximately $46,300, which may be applied against future taxable income and which expire in various years through 2023.

         The amount of and ultimate realization of the benefits from the operating loss carryforwards for income tax purposes is dependent, in part, upon the tax laws in effect, the future earnings of the Company and other future events, the effects of which cannot be determined. Because of the uncertainty surrounding the realization of the loss carryforwards, the Company has established a valuation allowance equal to the tax effect of the loss carryforwards and, therefore, no deferred tax asset has been recognized for the loss carryforwards. The net deferred tax assets are approximately $6,900 as of August 31, 2002 with an offsetting valuation allowance of the same amount resulting in a change in the valuation allowance of approximately $6,900 during the period from inception on May 24, 2002 through August 31, 2002.

NOTE 6 - RELATED PARTY TRANSACTIONS

         Advances - As of August 31, 2002, officers/shareholders of the Company were owed $3,912 for expenses they paid on behalf of the Company. The advances are due on demand and bear no interest.

                                                  SKYFRAMES, INC.
                                           (Formerly CyberVillage, Inc.)
                                           [A Development Stage Company]

                                           NOTES TO FINANCIAL STATEMENTS

NOTE 6 - RELATED PARTY TRANSACTIONS [Continued]

         Management Compensation - During the period from inception on May 24, 2002 through August 31, 2002, the Company paid $48,970 in compensation to the Company's Chief Technical and Operations Officer who is a shareholder of the Company. The Company also accrued $3,780 of additional compensation for the officer/shareholder.

         During the period from  inception  on May 24, 2002  through  August 31,
         2002,   the   Company   accrued   $48,000   of   compensation   for  an
         officer/director/shareholder of the Company.

         Office Space - The Company has not had a need to rent office space. An officer/shareholder of the Company is allowing the Company to use his home as a mailing address, as needed, at no expense to the Company.

NOTE 7 - GOING CONCERN

         The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplate continuation of the Company as a going concern. However, the Company was just recently formed, has current liabilities in excess of current assets and has incurred losses since its inception. These factors raise substantial doubt about the ability of the Company to continue as a going concern. In this regard, management is proposing to raise any necessary additional funds not provided by operations through loans or through sales of its common stock or through a possible business combination with another company. There is no assurance that the Company will be successful in raising this additional capital or in establishing profitable operations. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

NOTE 8 - LOSS PER SHARE

         The following data shows the amounts used in computing loss per share:

                                                                                                   From Inception
                                                                                                   on May 24, 2002
                                                                                                       Through
                                                                                                   August 31, 2002


    Loss available to common shareholders
      (numerator)                                                                                 $     (110,624)


    Weighted average number of common shares
      outstanding used in loss per share during the
      period (denominator)                                                                                 41,970



         Dilutive loss per share was not presented, as the Company had no common equivalent shares for all periods presented that would effect the computation of diluted loss per share.

                                                  SKYFRAMES, INC.
                                           (Formerly CyberVillage, Inc.)
                                           [A Development Stage Company]

                                           NOTES TO FINANCIAL STATEMENTS

NOTE 9 - SUBSEQUENT EVENTS

         Office Lease - On September 30, 2002, the Company signed an office lease to lease office space in San Juan Capistrano, California for one year beginning October 1, 2002. The Company paid a $700 deposit and will pay $600 per month. The lease is renewable for one additional year.

         Office Lease - On October 2, 2002, the Company signed an office lease to lease office space in Oceanside, California for two years beginning October 1, 2002. The Company paid a $1,114 deposit and will pay $1,142 per month during the first year and $1,189 during the second year plus the Company's share (.99%) of the building's expenses. The lease is guaranteed by the Company's Chief Technical and Operations Officer.

         Satellite Service Agreement / Purchase Option - On October 10, 2002, the Company signed a Satellite Service Agreement with Clear Channel Satellite Services ("CCSS") to purchase preemptible satellite bandwidth and power from CCSS on a month-to-month basis. The Company paid a $6,000 deposit and will pay 75% of gross revenues derived from use of the CCSS satellite with a minimum amount of $5,820 per month. The agreement also grants CCSS the right to acquire the Company during the 18-24th months of the agreement at the greater of gross annual revenues or fair market value. The agreement grants the Company first right of refusal to convert to a non-preemptible status. The agreement also sets minimum prices the Company can charge for its services and calls for a 3% increase in monthly fees at each anniversary of the agreement.


                                          PRO FORMA FINANCIAL STATEMENTS
                                                       (unaudited)
                                                   BALANCE SHEET


                                                            Basic Energy    Skyframes
                                                             Historical    Historical     Proforma
                                                              09/30/02      08/31/02     Adjustments       Total


Assets

     Cash                                                   $        894  $         --  $         --   $        894
     Property and Equipment                                           --            67            --             67


         Total Assets                                       $        894  $         67  $         --   $        961



Liabilities
     Accounts Payable                                       $     36,279  $        190  $   (28,000)   $      8,469
     Related Party Payables                                       14,688        59,438      (14,688)         59,438


         Total Liabilities                                  $     59,967  $     59,628  $   (42,688)   $     67,907



Stockholders Equity (Deficit)
     Commmon Stock                                          $    813,122  $     51,063  $      9,279   $    873,464
     Paid in Capital                                              42,741            --     (872,527)      (829,786)
     Accumulated Deficit                                       (905,936)     (110,624)     (905,936)      (110,624)


         Total                                              $   (50,073)  $   (59,561)  $     42,688   $   (66,946)



Total Liabilities and Stockholder's Equity                  $        894  $         67  $          0   $        961




                                          PRO FORMA FINANCIAL STATEMENTS
                                                       (unaudited)
                                                 INCOME STATEMENT


                                                            Basic Energy    Skyframes
                                                             Historical    Historical     Proforma
                                                              09/30/02      08/31/02     Adjustments       Total



Revenue                                                   $      --           $--           $--           $ --

General and Administrative                                        31,381       110,624      (28,000)        114,005



Net Loss                                                    $     31,381  $    110,624  $   (28,000)   $    114,005



Net Loss Per Share                                          $      (.00)  $     (2.64)  $       2.63   $      (.01)



Weighted Average Oustanding Shares                             8,131,226        85,000       518,415      8,734,641



                                           NOTES TO PROFORMA FINANCIALS


1. The transaction has been accounted for as a reverse acquisition, whereby Skyframes is deemed the accounting acquiror. The accumulated deficit of Basic Energy is eliminated with the exception of the approximately $88,279 in liabilities net assumed by the former control shareholders of Basic Energy.

2. Stockholders equity adjustment. The following adjustments were made in stockholder's equity.

         - Common Stock -

             Basic Energy reverse split                                                         $       (804,658)
             Issuance of shares in acquisition, at par $.10                                               865,000
             Less $51,063 par value of Skyframes                                                         (51,063)



                  Total Adjustment                                                              $           9,279

         - Paid in Capital -

             Deemed issuance of 8,650,000 shares at less than par                               $       (865,000)
             Deemed issuance for net liabilities assumed                                                  (7,327)


                  Total Adjustment                                                              $       (872,327)
